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                                                                   EXHIBIT 10.35

                        ADOPTION AND ASSUMPTION AGREEMENT
                           OF THE AMENDED AND RESTATED
                         1993 INCENTIVE PERFORMANCE PLAN


         This Agreement dated as of September 30, 1998, is made by and between FALCON COMMUNICATIONS, L.P., a California limited partnership ("FCLP"), and FALCON HOLDING GROUP, L.P., a Delaware limited partnership ("FHGLP").

         WHEREAS, FHGLP maintains an employee benefit plan (the "Plan") for the benefit of persons designated to participate in such Plan pursuant to which FHGLP allocates to the Plan for the benefit of such participants a portion of any distributions that Falcon Holding Group, Inc. ("FHGI") would otherwise receive with respect to its partnership interest in FHGLP; and

         WHEREAS, FHGLP has contributed substantially all of its operating assets to FCLP in connection with the capitalization of FCLP on the date hereof, and FCLP has become the successor employer of all the former employees of FHGLP who are participants in the Plan; and

         WHEREAS, FCLP, as employer of all Plan participants, desires to provide incentives to such employees; and

         WHEREAS, the assumption of the obligations of FHGLP under the Plan would serve to directly benefit the employees FCLP; and

         WHEREAS, FHGLP will derive benefit from such assumption in its status as general partner of FCLP and in such status it desires to fund to FCLP any and all amounts which FCLP subsequently distributes to the participants with respect to such Plan.

         NOW, THEREFORE, the parties agree as follows:

         1. FCLP hereby adopts the Amended and Restated 1993 Incentive Performance Plan and assumes all obligations of FHGLP under such Plan to the Participants of the Plan.

         2. FHGLP hereby agrees to provide FCLP all amounts necessary to pay for benefits under the Plan by way of (i) additional capital contributions; (ii) waiver of its rights to receive all or part of certain distributions from FCLP;
(iii) contribution of a portion of its partnership interest in FCLP to FCLP; or
(iv) any combination of the above. FCLP agrees to report all such payments under the Plan as supplemental compensation to the Plan participants.

         3. FHGLP agrees to cause to be to contributed to FCLP on or before January 5, 2003, all partnership interests which are to be distributed to the participants of the Plan pursuant to the provisions of the Plan.


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         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             FALCON COMMUNICATIONS, L.P.

                             By:   FALCON HOLDING GROUP, L.P.,
                                   its general partner

                                   By:   FALCON HOLDING GROUP, INC.,
                                         its general partner

                                         By:   /s/ Stanley Itskowitch
                                               -------------------------
                                               Stanley Itskowitch
                                               Executive Vice President


                             FALCON HOLDING GROUP, L.P.,

                             By:   FALCON HOLDING GROUP, INC.,
                                   its General Partner

                                   By:   /s/ Stanley Itskowitch
                                         -------------------------
                                         Stanley Itskowitch
                                         Executive Vice President